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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           ________________________



                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                 July 27, 2001



                            FMC Technologies, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




         Delaware                        1-16489             36-4412642
----------------------------           -----------        ----------------
(State or other jurisdiction           (Commission        (I.R.S. Employer
   of incorporation)                   File Number)      Identification No.)



               200 East Randolph Drive, Chicago, Illinois 60601
             ---------------------------------------------------
             (Address of principal executive offices) (Zip Code)




                                (312) 861-6000
                        ------------------------------
                        Registrant's telephone number,
                              including area code
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PAGE 2



Item 9.    Regulation FD Disclosure

   On July 27, 2001, FMC Technologies, Inc. issued the following release:

FMC Technologies, Inc. Releases Pro Forma Financial Data
--------------------------------------------------------

Chicago and Houston, July 27, 2001-FMC Technologies, Inc. (NYSE: FTI) today provided historical pro forma information as if it had been a public company for the last five quarters. In June, FMC Technologies launched an IPO of 17 percent of its stock, which is now trading on the New York Stock Exchange. FMC Corporation (NYSE:FMC) has said it still is on track to distribute the remaining FMC-owned shares of FMC Technologies' stock by the end of 2001.

These statements present the company's pro forma estimate of what FMC Technologies would have looked like under the current capital structure, taking into account the June IPO proceeds, the current share count, and allocation of debt between FMC Technologies and FMC Corporation. The company believes that this pro forma information should provide a basis for comparisons going forward. The pro forma statements are for the purpose of analysis only and are not meant to be prepared or presented in accordance with GAAP.

FMC Technologies, Inc. (www.fmctechnologies.com) is a global leader providing mission-critical technology solutions for the energy, food processing and air transportation industries. The Company designs, manufactures and services technologically sophisticated systems and products for its customers through its FMC Energy Systems (comprising Energy Production and Energy Processing), FMC FoodTech and FMC Airport Systems businesses. FMC Technologies employs approximately 9,000 people at 31 manufacturing facilities in 14 countries.

Safe Harbor Statement under the Private Securities Act of 1995: Statements in this news release that are forward-looking statements are subject to various risks and uncertainties concerning specific factors described in FMC Technologies' Form S-1 and other filings with the U.S. Securities and Exchange Commission, including those relating to the FMC Technologies' initial public offering. Such information contained herein represents management's best judgment as of the date hereof based on information currently available. FMC Technologies does not intend to update this information and disclaims any legal obligation to the contrary. Historical information is not necessarily indicative of future performance.

                                  *  *  *  *

The news release in this Form 8-K and the information contained in the exhibits thereto may also be accessed at the company's website (www.fmctechnologies.com). The posting and furnishing of this information is not intended to, and does not, constitute a determination by FMC Technologies, Inc. that the information is material or that investors should consider this information before deciding to buy or sell FMC Technologies, Inc. securities.

Item 7.  Financial Statements and Exhibits.

  (c)  Pro forma financial information. The following exhibit is furnished:

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               Exhibit Number                        Exhibit Description
          ----------------------------------------------------------------------
               Exhibit 99a FMC Technologies, Inc. Business Segment Data - Pro Forma Basis
          ----------------------------------------------------------------------
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PAGE 4


                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FMC TECHNOLOGIES, INC.


                            By /s/ Jeffrey W. Carr
                              ---------------------------------
                              Jeffrey W. Carr
                              Vice President, General
                               Counsel and Secretary



Date: July 27, 2001